UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 2, 2017

Spirit Realty Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Drive, Suite 300 Dallas, TX		75201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 476-1900
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 2, 2017, the Board of Directors (the “Board”) of Spirit Realty Capital, Inc. (the “Company”) approved the adoption of an amendment (the “Plan Amendment”) to the Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan (the “Plan”), which among other things provides that, in the event of a participant’s termination of service due to death or disability, the vesting and/or exercisability of all outstanding equity awards granted after March 2, 2017 then held by that participant will accelerate in full, with performance-based awards vesting as to the target number of shares of common stock subject to such award.
The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 2, 2017, the Board resolved to opt out of Section 3-803 (part of what is commonly referred to as the Maryland Unsolicited Takeover Act) of the Maryland General Corporation Law, which, absent such action by the Board, would have permitted the Board to unilaterally divide itself into classes with staggered terms of three years each (also referred to as a classified board) without shareholder approval. By opting out of Section 3-803, the Board cannot create a classified board in the future without shareholder approval. The Company does not currently have a classified board.
On March 3, 2017, the Company filed Articles Supplementary with the State Department of Assessments and Taxation in Maryland implementing the opt-out of Section 3-803, which are filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
Exhibit Description
3.1	Articles Supplementary of Spirit Realty Capital, Inc., filed March 3, 2017.
10.1	Amendment to the Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan, dated as of March 2, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spirit Realty Capital, Inc.
By:	/s/ Phillip D. Joseph, Jr.
Name:	Phillip D. Joseph, Jr.
Title:	Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer)

Date: March 3, 2017

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
3.1	Articles Supplementary of Spirit Realty Capital, Inc., filed March 3, 2017.
10.1	Amendment to the Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan, dated as of March 2, 2017.